SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Co-Registrants ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement ☐ Definitive Revised Materials ☐ Soliciting Material Pursuant to Section 140.14a-12

VAN KAMPEN MUNICIPAL TRUST
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
VAN KAMPEN TRUST FOR INSURED MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
VAN KAMPEN SENIOR INCOME TRUST
VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
VAN KAMPEN BOND FUND

(Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐ Fee paid previously with preliminary materials.

VAN KAMPEN INVESTMENTS	MAY 2009

 Important Notice To Van Kampen
 Closed-End Fund Shareholders

Questions & Answers

Although we recommend that you read the complete Joint Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.

Q. Why is a shareholder meeting being held?

A. Each Van Kampen closed-end fund is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.

Q. What proposal will be voted on?

A. You are being asked to elect nominees for the Board of Trustees.

Q. Will my vote make a difference?

A. Yes, your vote is important and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their funds.

Q. How does the Board of Trustees recommend that I vote?

A. The Board recommends that you vote “FOR ALL” of the nominees on the enclosed proxy card.

Q. How do I vote my proxy?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q. Why does the Joint Proxy Statement list several closed-end funds?

A. The funds have a similar proposal and it is cost effective to have a joint proxy statement and one meeting.

Q. Where do I call for more information?

A. Please call Van Kampen’s Client Relations Department at 1-800-341-2929 or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting “Contact Us.”

 About the Proxy Card

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Election of Trustees — mark “FOR ALL,” “WITHHOLD” or “FOR ALL EXCEPT.”

To withhold authority to vote for any one or more individual nominee(s), check “FOR ALL EXCEPT” and write the nominee’s name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY
VAN KAMPEN XXXXX
JOINT ANNUAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXX

				FOR
		FOR		ALL
		ALL	WITHHOLD	EXCEPT
1x.	Authority to vote for the election as Class X Trustees the nominees named below:	☐	☐	☐	2.	To transact such other business as may properly come before the Meeting.

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

	To withhold authority to vote for any one or more individual nominee check “For All Except” and write the nominee’s name on the line below.

Please be sure to sign and date this Proxy, Date

Shareholder sign here Co-owner sign here

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

SAMPLE

VAN KAMPEN CLOSED-END FUNDS

522 Fifth Avenue
New York, New York 10036
(800) 341-2929
NOTICE OF JOINT ANNUAL MEETING OF
SHAREHOLDERS
To Be Held June 17, 2009
Notice is hereby given to the holders of common shares of beneficial interest (“Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each of the Van Kampen Closed-End Funds listed on Annex A (the “Funds”) to the attached Joint Proxy Statement that the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 17, 2009 at 10:00 a.m., for the following purposes:

1.	To elect trustees in the following manner:

(a)	With respect to VKI, VCV, VPV and VMV, to elect four Class I trustees, each by the holders of Common Shares of each such Fund. The elected Class I trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
(b)	With respect to VGM, VTJ, VIM, VTN, VOQ, VKQ, VMO and VVR, to elect three Class II trustees, two by the holders of Common Shares of each such Fund and one by holders of the Preferred Shares of such Fund. The elected Class II trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
(c)	With respect to VTA and VBF, to elect three Class II Trustees, each by the holders of Common Shares of each such Fund. The elected Class II Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
(d)	With respect to VKL, to elect three Class III trustees, two by the holders of Common Shares of such Fund and one by the holders of the Preferred Shares of such Fund. The elected Class III trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund at the close of business on April 23, 2009 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

By order of the Board of Trustees

Stefanie V. Chang Yu,
Vice President
May 5, 2009

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the respective Fund by calling 1-800-341-2929 or by writing to the respective Fund at 1 Parkview Plaza — Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

Shareholders of the Funds are invited to attend the Meeting in person. If you do not expect to attend the Meeting, please indicate your voting instructions on the enclosed proxy card with respect to each Fund in which you were a shareholder as of the record date, date and sign such proxy card(s), and return it (them) in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or record your voting instructions by telephone or via the internet.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy cards(s) or record your voting instructions by telephone or via the internet promptly.

The Board of Trustees of each Fund recommends that you cast your vote:

•	FOR ALL of the nominees for the Board of Trustees listed in the Joint Proxy Statement.

Your vote is important.
Please return your proxy card(s)
or record your voting instructions by
telephone or via the internet promptly
no matter how many shares you own.

JOINT PROXY STATEMENT

VAN KAMPEN CLOSED-END FUNDS

522 Fifth Avenue
New York, New York 10036
(800) 341-2929

JOINT ANNUAL MEETING OF SHAREHOLDERS

June 17, 2009

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the “Trustees” or the “Board”) of each of the Van Kampen Closed-End Funds listed on Annex A to this Joint Proxy Statement (the “Funds”) of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 17, 2009, at 10:00 a.m. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying form of proxy is May 15, 2009.

Participating in the Meeting are holders of common shares of beneficial interest (the “Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each of the Funds as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the “Shares.” The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this Joint Proxy Statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

The Board has fixed the close of business on April 23, 2009 as the record date (the “Record Date”) for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common Shares and Preferred Shares of each Fund as of the Record Date is shown in Annex B to this Joint Proxy Statement.

The following table summarizes the proposals to be presented at the Meeting for the Funds and the shareholders entitled to vote with respect to the proposals.

Proposal/Affected Funds		Affected Shareholders

1.	Election of Trustees:
(a)	With respect to VKI, VCV, VPV and VMV, to elect
	— four Class I Trustees, each by holders of Common Shares of each such Fund	Common
(b)	With respect to VGM, VTJ, VIM, VTN, VOQ VKQ, VMO and VVR, to elect
	— two Class II Trustees, each by holders of Common Shares of each such Fund	Common
	— one Class II Trustee by holders of Preferred Shares of each such Fund	Preferred
(c)	With respect to VTA and VBF, to elect
	— three Class II Trustees, each by holders of Common Shares of each such Fund	Common
(d)	With respect to VKL, to elect
	— two Class III Trustees, each by holders of Common Shares of such Fund	Common
	— one Class III Trustee by holders of Preferred Shares of such Fund	Preferred

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the respective Fund by calling 1-800-341-2929 or by writing to the respective Fund at 1 Parkview Plaza — Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

Voting

Shareholders of a Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

With respect to Proposal 1(a) through (d), holders of Common Shares and Preferred Shares, where applicable, will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the

Common Shares of such Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect such nominee for Trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund. Election by plurality means those persons who receive the highest number of votes cast “FOR” up to the total number of persons to be elected as Trustees at the Meeting shall be elected.

The Board of Trustees of each Fund recommends that you cast your vote FOR ALL of the nominees for the Board of Trustees listed in the Joint Proxy Statement.

An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund’s implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes “FOR” a proposal. With respect to Proposal 1(a) through (d), abstentions and broker non-votes are disregarded since only votes “FOR” are considered in a plurality voting requirement. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

The Funds know of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Investment Adviser

The investment adviser for each Fund is Van Kampen Asset Management (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $78 billion under management or supervision as of March 31, 2009. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The principal business address of the Adviser and Van Kampen Investments is 522 Fifth Avenue, New York, New York 10036.

VTA’s investment subadviser is Avenue Europe International Management, L.P. (the “VTA Subadviser”), a part of Avenue Capital Group, which is comprised of three registered investment advisers, including the VTA Subadviser. The Adviser allocates a portion of VTA’s assets to be invested by the VTA Subadviser based upon market conditions and the attractiveness of available investment opportunities in European investments. The VTA Subadviser, located at 535 Madison Avenue, New York, New York 10022, has experience managing investment portfolios and private investment funds not registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Morgan Stanley owns an indirect, non-controlling interest in the VTA Subadviser.

VBF’s investment subadviser is Morgan Stanley Investment Management Limited (“MSIM Limited”) (the “VBF Subadviser”). MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. The VBF Subadviser selects, buys and sells securities for the Fund with the supervision of the Adviser. As of March 31, 2009, MSIM Limited, together with its investment management affiliates, managed and supervised assets of approximately $356 billion. MSIM Limited’s principal office is located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

Other Service Providers

Each Fund, except VVR, has entered into an accounting services agreement with the Adviser and each Fund, except VBF, has entered into a legal services agreement with Van Kampen Investments. Van Kampen Investments’ principal business address is 522 Fifth Avenue, New York, New York 10036. Each Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of each Fund and other Van Kampen funds. The principal business address of Mr. Sullivan is 1 Parkview Plaza — Suite 100, Oakbrook Terrace, IL 60181. The principal business address of Morgan Stanley is 522 Fifth Avenue, New York, New York 10036. Each Fund, except VVR and VKL, has also entered into a support services agreement with Van Kampen Funds Inc. The principal business address of Van Kampen Funds Inc. is 522 Fifth Avenue, New York, New York 10036. VVR has also entered into an administration agreement with Van Kampen Investments.

PROPOSAL 1: ELECTION OF TRUSTEES

Trustees are to be elected by the shareholders at the Meeting in the following manner:

(a) With respect to VKI, VCV, VPV and VMV, four Class I Trustees are to be elected at the Meeting, to serve until the later of each such Fund’s Annual Meeting of Shareholders in 2012 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to four Class I Trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

(b) With respect to VGM, VTJ, VIM, VTN, VOQ, VKQ, VMO and VVR, three Class II Trustees are to be elected at the Meeting, to serve until the later of each such Fund’s Annual Meeting of Shareholders in 2012 or until a successor has been duly elected and qualified. Previously, Linda Hutton Heagy had been designated to be elected by holders of Common Shares and Rod Dammeyer had been designated to be elected by holders of Preferred Shares; at the Meeting, each of the above referenced Funds has designated Linda Hutton Heagy to be elected by holders of Preferred Shares of such Funds and Rod Dammeyer to be elected by holders of Common Shares of such Funds, each to serve for a three year term or until a successor shall have been duly elected and qualified. Thus, holders of Common Shares, voting as a separate class, will vote with respect to two Class II Trustees (Rod Dammeyer and Wayne W. Whalen) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class II Trustee (Linda Hutton Heagy) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund and a plurality of the Preferred Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

(c) With respect to VTA and VBF, three Class II Trustees are to be elected at the Meeting, to serve until the later of each such Fund’s Annual Meeting of Shareholders in 2012 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to three Class II Trustees (Rod Dammeyer, Linda Hutton Heagy and Wayne W. Whalen) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the nominees listed unless the proxy is marked otherwise.

(d) With respect to VKL, three Class III Trustees are to be elected at the Meeting, to serve until the later of such Fund’s Annual Meeting of Shareholders in 2012 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to two Class III Trustees (R. Craig Kennedy and Jack E. Nelson) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class III Trustee (Hugo F. Sonnenschein) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of such Fund and a plurality of the Preferred Shares of such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

As in the past, only one class of Trustees is being submitted to shareholders of each Fund for election at the Meeting. The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. For each Fund, the Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of a Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law based on the state of organization of each Fund, each Fund’s Declaration of Trust and each Fund’s Bylaws.

INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEE

The business and affairs of the Funds are managed under the direction of the Board of Trustees. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

Independent Trustees:

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Trustee	Funds	Served	During Past 5 Years	by Trustee	Held by Trustee

David C. Arch[1] (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	†	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate[1] (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	†	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Trustee	Funds	Served	During Past 5 Years	by Trustee	Held by Trustee

Rod Dammeyer[2,5] (68) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	†	President of CAC, LLC, a private company offering capital investment and management advisory services.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy[2,4,5] (60) 4939 South Greenwood Chicago, IL 60615	Trustee	†	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Trustee	Funds	Served	During Past 5 Years	by Trustee	Held by Trustee

R. Craig Kennedy[3] (57) 1744 R Street, N.W. Washington, D.C. 20009	Trustee	†	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr[1] (73) 14 Huron Trace Galena, IL 61036	Trustee	†	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Trustee	Funds	Served	During Past 5 Years	by Trustee	Held by Trustee

Jack E. Nelson[3] (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	†	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein[3,5] (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	†	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Trustee	Funds	Served	During Past 5 Years	by Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D.[1] (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	†	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Trustee:

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen*[2] (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	†	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

 1 Designated as a Class I trustee.

 2 Designated as a Class II trustee.

 3 Designated as a Class III trustee.

[4]	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

[5]	Mr. Sonnenschein is elected by the holders of all Funds with Preferred Shares. Currently, Mr. Dammeyer has been elected by the holders of all Funds with Preferred Shares. At the Meeting, Ms. Heagy is to be elected by the holders of Preferred Shares, and Mr. Dammeyer is to be elected by the holders of Common Shares, for each of VGM, VTJ, VIM, VTN, VOQ, VKQ, VMO and VVR.

*	Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

†	Each Trustee generally serves a three-year term from the date of election. Each Trustee has served as a Trustee of each respective Fund since the year shown in Annex C.

Remuneration of Trustees

The compensation of Trustees and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser or Van Kampen Investments is paid by the respective affiliated entity. The funds in the Fund Complex, including the Funds, pay the non-affiliated Trustees an annual retainer and meeting fees for services to funds in the Fund Complex.

Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such Trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated Trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

Each Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving Trustee’s compensation from a Fund prior to such non-affiliated Trustee’s retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such Trustee’s retirement from such Fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. Each Trustee has served as a member of each Fund’s Board of Trustees since the year of such Trustee’s appointment or election as set forth on Annex C to this Proxy Statement.

Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund’s most recently completed fiscal year ended in 2008, the Fund

Complex’s most recently completed calendar year ended December 31, 2008 or as of the date of this Proxy Statement.

Compensation Table

		Fund Complex
				Total
				Compensation
	Aggregate	Aggregate Pension or	Aggregate Estimated	Before
	Compensation	Retirement Benefits	Annual Benefits	Deferral from
	from Each	Accrued as Part of	Upon	Fund
Name	Fund(1)	Fund Expenses(2)	Retirement(3)	Complex(4)

Independent Trustees
David C. Arch	(1)	$39,659	$105,000	$228,531
Jerry D. Choate	(1)	105,506	105,000	228,531
Rod Dammeyer	(1)	77,926	105,000	228,531
Linda Hutton Heagy	(1)	28,514	105,000	228,531
R. Craig Kennedy	(1)	19,693	105,000	228,531
Howard J Kerr	(1)	107,362	149,395	228,531
Jack E. Nelson	(1)	124,295	105,000	228,531
Hugo F. Sonnenschein	(1)	78,523	105,000	228,531
Suzanne H. Woolsey	(1)	67,634	105,000	228,531
Interested Trustee
Wayne W. Whalen	(1)	78,451	105,000	228,531

(1)	The amount of aggregate compensation payable by each Fund for its most recently completed fiscal year ended in 2008 before deferral by the Trustees under the deferred compensation plan is shown in Annex D. Certain Trustees deferred all or a portion of the aggregate compensation payable by each Fund for its most recently completed fiscal year ended in 2008 as shown in Annex E. The deferred compensation plan is described above the table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including earnings accrued thereon for each trustee) for each Fund as of the end of its most recently completed fiscal year ended in 2008 is shown in Annex F.

(2)	The amounts shown in this column represent the sum of the estimated retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2008. The retirement plan is described above the compensation table.

(3)	For each Trustee, this is the sum of the estimated annual benefits payable by the current (i.e., as of the date of this Proxy Statement) operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee’s anticipated retirement. The retirement plan is described above the compensation table.

(4)	The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex as of the calendar year ended December 31, 2008 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Board Committees and Meetings

Each Fund’s Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the respective Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

Each Board’s audit committee consists of Messrs. Choate, Dammeyer and Kennedy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund’s financial statements, accounting records or internal controls. Each Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The audit committee charter for each of the Funds is available on Van Kampen’s web site at www.vankampen.com. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standard Board Standard No. 1 and has discussed with the independent registered public accountants their independence. Based on this review, the audit committee recommended to the Board of Trustees of each Fund that each Fund’s audited financial statements be included in each Fund’s annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission (“SEC”). Each member of the Fund’s audit committee is deemed an audit committee financial expert.

Each Board’s brokerage and services committee consists of Mesdames Heagy and Woolsey and Mr. Sonnenschein. The brokerage and services committee reviews each Fund’s allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements.

Each Board’s governance committee consists of Messrs. Arch, Kerr and Nelson. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The governance committee charter for each of the Funds, which includes each Fund’s nominating policies, is available on Van Kampen’s web site at www.vankampen.com. The Independent Trustees of the respective Fund select and nominate any other nominee Independent Trustees for the respective Fund. While the Independent Trustees of the respective Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

During the fiscal year ended October 31, 2008, the Board of Trustees of VCV, VMV, VPV, VKI, VGM, VIM, VTJ, VTN, VMO, VKL, VKQ and VOQ each held 16 meetings. During each such Fund’s last fiscal year, the audit committee of each such Board held 4 meetings, the brokerage and services committee of each such Board held 5 meetings and the governance committee of each such Board held 4 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member.

During the fiscal year ended July 31, 2008, the Board of Trustees of VVR and VTA each held 13 meetings. During such Fund’s last fiscal year, the audit committee of such Board held 4 meetings, the brokerage and services committee of such Board of such Fund held 4 meetings and the governance committee of such Board held 4 meetings. During the last fiscal year, each of the Trustees of such Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of such Fund’s Board of Trustees and all committee meetings thereof of which such Trustee was a member.

During the fiscal year ended June 30, 2008, the Board of Trustees of VBF held 13 meetings. During such Fund’s last fiscal year, the audit committee of such Board held 4 meetings, the brokerage and services committee of such Board of such Fund held 4 meetings and the governance committee of such Board held 4 meetings. During the last fiscal year, each of the Trustees of such Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of such Fund’s Board of Trustees and all committee meetings thereof of which such Trustee was a member.

Shareholder Communications

Shareholders may send communications to each Fund’s Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the applicable Fund’s office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholder Approval

With respect to Proposal 1(a) through (d), the holders of Common Shares and Preferred Shares, where applicable, voting as a separate class, will vote on the respective nominees designated to be elected by such class of shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares and, where applicable, the affirmative vote of a plurality of the Preferred Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. The Board of Trustees recommends a vote “FOR ALL” of the nominees.

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers receive no compensation from the Funds but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Funds	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Funds	Served	During Past 5 Years

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1989	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Funds	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Shareholder Information

As of April 23, 2009, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of a class of a Fund’s outstanding Shares. As of April 23, 2009, certain Trustees and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex G. Except as indicated on Annex G, as of April 23, 2009, the Trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund. Trustees and executive officers who do not own any Common Shares of the Funds or Funds which are not owned by any Trustee or executive officers have been omitted from the table in Annex G. As of April 23, 2009, no Trustees or executive officers owned any Preferred Shares of the Funds. Excluding deferred compensation balances as described in the Compensation Table, as of April 23, 2009, each Trustee beneficially owned equity securities of the Funds and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex H. Including deferred compensation balances as described in the Compensation Table, as of April 23, 2009, each Trustee owned the dollar ranges of amounts of the Funds and other funds in the Fund Complex as specified in Annex I.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds’ Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, Adviser and affiliated persons of the Adviser complied with the applicable filing requirements except as follows: a Form 4 Filing relating to common shares of each of VGM, VMO, VIM and VKI on behalf of Rod Dammeyer, a trustee of the Funds, inadvertently was not filed in a timely manner; two Form 4 Filings relating to common shares of VVR on behalf of Linda Hutton Heagy and Wayne W. Whalen, each a trustee of the Funds, were inadvertently not filed in a timely manner; two Form 4 Filings relating to common shares of VVR and VBF on behalf of Hugo F. Sonnenschein, a trustee of the Funds, were inadvertently not filed in a timely manner; a Form 3 Filing relating to VBF on behalf of Christian Roth, a portfolio manager of such Fund, inadvertently was not filed in a timely manner; and Form 3 Filings relating to all Funds on behalf of Kevin Klingert, an officer of the Funds, were inadvertently not filed in a timely manner.

Independent Registered Public Accounting Firm

The Board of Trustees of each Fund, including a majority of the Trustees who are not “interested persons” of each Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP (“D&T”) as the independent registered public accountants to examine the financial statements for the current fiscal year of each Fund. The selection of D&T for the current fiscal year was recommended and approved by each Fund’s audit committee and approved by each Fund’s Board. Each of the Funds knows of no direct or indirect financial interest of D&T in such Fund.

Audit and Other Fees

Each Fund and certain “covered entities” were billed the amounts listed on Annex J by D&T during such Fund’s most recent two fiscal years.

The audit committee of each Board has considered whether the provision of non-audit services performed by D&T to the Funds and “covered entities” is compatible with maintaining D&T’s independence in performing audit services. The audit committee also is required to pre-approve services to “covered entities” to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds and 100% of such services were pre-approved by the audit committee pursuant to the audit committee’s pre-approval policies and procedures. The Board’s pre-approval policies and procedures are included as part of the Board’s audit committee charter, which is available on Van Kampen’s web site at www.vankampen.com.

It is not expected that representatives of D&T will attend the Meeting. In the event representatives of D&T do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Expenses

The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The total amount of these expenses will be allocated among each of the Funds based upon the total number of shareholders for each Fund in relation to the total number of shareholders for all of the Funds participating in the Meeting. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Adviser or Van Kampen Investments, by the transfer agents of the Funds and by dealers or their representatives. The Funds may also retain Computershare Fund Services, a professional proxy solicitation firm to assist in additional proxy solicitation. The estimated cost of additional telephone solicitation by Computershare Fund Services is approximately $2,000 per Fund.

Shareholder Proposals

To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2010 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund at the Fund’s principal executive offices by January 4, 2010. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than March 31, 2010. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the respective Fund at the principal executive offices of the Fund at 522 Fifth Avenue, New York, New York 10036, Attn: Van Kampen Asset Management General Counsel’s Office.

General

Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Stefanie V. Chang Yu,
Vice President
May 5, 2009

ANNEX A

Van Kampen Closed-End Funds

The following list sets forth the Van Kampen closed-end investment companies (the “Funds”) participating in the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Wednesday, June 17, 2009, at 10:00 a.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the stock symbol of each Fund; the abbreviated name or stock symbol are sometimes used to identify a specific Fund in the Joint Proxy Statement. Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the “Common Shares.” Each of the Funds, except VBF and VTA, have issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of such Funds are referred to herein as the “Preferred Shares.”

Preferred Shares
Legal Name	Abbreviated Name	Stock Symbol	Outstanding

Van Kampen Select Sector Municipal Trust	Select Sector Municipal Trust	VKL	Remarketed Preferred Shares, liquidation preference $25,000 per share

Van Kampen Municipal Trust	Municipal Trust	VKQ	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Ohio Quality Municipal Trust	Ohio Quality Municipal Trust	VOQ	Auction Preferred Shares, liquidation preference $25,000 per share
Van Kampen Trust for Insured Municipals	Trust for Insured Municipals	VIM	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Trust for Investment Grade Municipals	Trust for Investment Grade Municipals	VGM	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Trust for Investment Grade New York Municipals	Trust for Investment Grade New York Municipals	VTN	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Trust for Investment Grade New Jersey Municipals	Trust for Investment Grade New Jersey Municipals	VTJ	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Municipal Opportunity Trust	Municipal Opportunity Trust	VMO	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Massachusetts Value Municipal Income Trust	Massachusetts Value Municipal Income Trust	VMV	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen California Value Municipal Income Trust	California Value Municipal Income Trust	VCV	Auction Preferred Shares, liquidation preference $25,000 per share

A-1

Preferred Shares
Legal Name	Abbreviated Name	Stock Symbol	Outstanding

Van Kampen Pennsylvania Value Municipal Income Trust	Pennsylvania Value Municipal Income Trust	VPV	Auction Preferred Shares, liquidation preference $25,000 per share
Van Kampen Advantage Municipal Income Trust II	Advantage Municipal Income Trust II	VKI	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Senior Income Trust	Senior Income Trust	VVR	Auction Preferred Shares, liquidation preference $25,000 per share

Van Kampen Bond Fund	Bond Fund	VBF	None
Van Kampen Dynamic	Dynamic Credit	VTA	None
Credit Opportunities Fund	Opportunities Fund

A-2

ANNEX B

Van Kampen Closed-End Funds

The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares, where applicable, for each Fund as of April 23, 2009, the Record Date.

Fund Name	Common Shares	Preferred Shares

Select Sector Municipal Trust	15,190,715	4,128
Municipal Trust	38,867,003	10,400
Ohio Quality Municipal Trust	5,795,897	1,600
Trust for Insured Municipals	9,657,016	2,880
Trust for Investment Grade Municipals	53,821,931	17,152
Trust for Investment Grade New York Municipals	15,146,457	4,640
Trust for Investment Grade New Jersey Municipals	6,044,929	2,080
Municipal Opportunity Trust	33,637,968	10,880
Massachusetts Value Municipal Income Trust	2,699,990	790
California Value Municipal Income Trust	22,010,008	6,400
Pennsylvania Value Municipal Income Trust	23,776,128	7,040
Advantage Municipal Income Trust II	44,186,427	13,440
Senior Income Trust	180,010,000	14,000
Bond Fund	11,317,176	None
Dynamic Credit Opportunities Fund	74,005,236	None

B-1

ANNEX C

     The table below sets forth the year in which each of the Trustees initially was elected or appointed to the Board of Trustees of each Fund.

	Independent Trustees									Interested Trustee
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Whalen
Municipal Trust (VKQ)	1991	2003	1991	2003	2003	1992	2003	1994	2003	1991
Ohio Quality Municipal Trust (VOQ)	1991	2003	1991	2003	2003	1992	2003	1994	2003	1991
Trust for Insured Municipals (VIM)	1991	2003	1991	2003	2003	1992	2003	1994	2003	1991
Trust for Investment Grade Municipals (VGM)	1991	2003	1991	2003	2003	1992	2003	1994	2003	1991
Municipal Opportunity Trust (VMO)	1992	2003	1992	2003	2003	1992	2003	1994	2003	1992
Trust for Investment Grade New Jersey Municipals (VTJ)	1992	2003	1992	2003	2003	1992	2003	1994	2003	1992
Trust for Investment Grade New York Municipals (VTN)	1992	2003	1992	2003	2003	1992	2003	1994	2003	1992
Advantage Municipal Income Trust II (VKI)	1993	2003	1993	2003	2003	1993	2003	1994	2003	1993
California Value Municipal Income Trust (VCV)	1993	2003	1993	2003	2003	1993	2003	1994	2003	1993
Massachusetts Value Municipal Income Trust (VMV)	1993	2003	1993	2003	2003	1993	2003	1994	2003	1993
Pennsylvania Value Municipal Income Trust (VPV)	1993	2003	1993	2003	2003	1993	2003	1994	2003	1993
Select Sector Municipal Trust (VKL)	1993	2003	1993	2003	2003	1993	2003	1994	2003	1993
Senior Income Trust (VVR)	1998	2006	1998	2006	2006	1998	2006	1998	2006	1998
Bond Fund (VBF)	1997	2003	1997	2003	2003	1997	2003	1997	2003	1997
Dynamic Credit Opportunities Fund (VTA)	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007

C-1

ANNEX D

2008 Aggregate Compensation before Deferral from each Fund

		Independent Trustees									Interested Trustee
Name of Fund	Fiscal Year-End	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Whalen
Advantage Municipal Income Trust II	10/31	$2,247	$2,247	$2,247	$2,247	$2,247	$2,247	$2,247	$2,247	$2,247	$2,247
California Value Municipal Income Trust	10/31	1,385	1,385	1,385	1,385	1,385	1,385	1,385	1,385	1,385	1,385
Massachusetts Value Municipal Income Trust	10/31	578	578	578	578	578	578	578	578	578	578
Municipal Opportunity Trust	10/31	1,959	1,959	1,959	1,959	1,959	1,959	1,959	1,959	1,959	1,959
Municipal Trust	10/31	2,059	2,059	2,059	2,059	2,059	2,059	2,059	2,059	2,059	2,059
Ohio Quality Municipal Trust	10/31	718	718	718	718	718	718	718	718	718	718
Pennsylvania Value Municipal Income Trust	10/31	1,479	1,479	1,479	1,479	1,479	1,479	1,479	1,479	1,479	1,479
Select Sector Municipal Trust	10/31	1,048	1,048	1,048	1,048	1,048	1,048	1,048	1,048	1,048	1,048
Trust for Insured Municipals	10/31	875	875	875	875	875	875	875	875	875	875
Trust for Investment Grade Municipals	10/31	2,886	2,886	2,886	2,886	2,886	2,886	2,886	2,886	2,886	2,886
Trust for Investment Grade New Jersey Municipals	10/31	757	757	757	757	757	757	757	757	757	757
Trust for Investment Grade New York Municipals	10/31	1,142	1,142	1,142	1,142	1,142	1,142	1,142	1,142	1,142	1,142
Senior Income Trust	7/31	4,596	4,213	4,596	4,596	4,596	4,596	4,596	4,596	4,596	4,596
Dynamic Credit Opportunities Fund	7/31	2,967	2763	2,967	2,967	2,967	2,967	2,967	2,967	2,967	2,967
Bond Fund	6/30	600	556	600	600	600	600	600	600	600	600

D-1

ANNEX E

2008 Aggregate Compensation Deferred for each Fund

		Independent Trustees						Interested Trustee
Name of Fund	Fiscal Year-End	Choate	Dammeyer	Heagy	Kennedy	Nelson	Sonnenschein	Whalen

Advantage Municipal Income Trust II	10/31	$2,247	$2,247	$2,247	$1,124	$2,247	$2,247	$2,247
California Value Municipal Income Trust	10/31	1,385	1,385	1,385	693	1,385	1,385	1,385
Massachusetts Value Municipal Income Trust	10/31	578	578	578	289	578	578	578
Municipal Opportunity Trust	10/31	1,959	1,959	1,959	980	1,959	1,959	1,959
Municipal Trust	10/31	2,059	2,059	2,059	1,030	2,059	2,059	2,059
Ohio Quality Municipal Trust	10/31	718	718	718	359	718	718	718
Pennsylvania Value Municipal Income Trust	10/31	1,479	1,479	1,479	740	1,479	1,479	1,479
Select Sector Municipal Trust	10/31	1,048	1,048	1,048	524	1,048	1,048	1,048
Trust for Insured Municipals	10/31	875	875	875	438	875	875	875
Trust for Investment Grade Municipals	10/31	2,886	2,886	2,886	1,443	2,886	2,886	2,886
Trust for Investment Grade New Jersey Municipals	10/31	757	757	757	379	757	757	757
Trust for Investment Grade New York Municipals	10/31	1,142	1,142	1,142	571	1,142	1,142	1,142
Senior Income Trust	7/31	4,213	4,596	4,596	2,298	4,596	4,596	4,596
Dynamic Credit Opportunities Fund	7/31	2,763	2,967	2,967	1,484	2,967	2,967	2,967
Bond Fund	6/30	556	600	600	300	600	600	600
Total		25,386	26,017	26,017	13,013	26,017	26,017	26,017

E-1

ANNEX F

Cumulative Compensation Deferred (plus interest) from each Fund

		Independent Trustees								Interested Trustee
Name of Fund	Fiscal Year-End	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Whalen
Advantage Municipal Income Trust II	10/31	$26,357	$38,600	$158,056	$33,595	$5,650	$69,487	$38,547	$183,390	$160,449
California Value Municipal Income Trust	10/31	39,536	27,740	173,232	24,070	3,491	89,541	27,989	200,970	172,747
Massachusetts Value Municipal Income Trust	10/31	0	6,668	30,039	5,827	1,425	22,094	6,559	35,527	30,203
Municipal Opportunity Trust	10/31	13,179	31,355	110,664	27,313	4,857	47,087	31,192	128,658	113,370
Municipal Trust	10/31	13,179	32,383	112,489	28,201	4,990	47,347	32,217	130,778	115,378
Ohio Quality Municipal Trust	10/31	13,179	11,688	73,778	10,169	1,846	44,253	11,711	86,046	73,354
Pennsylvania Value Municipal Income Trust	10/31	39,536	29,837	176,676	25,917	3,899	89,739	30,047	204,902	176,396
Select Sector Municipal Trust	10/31	13,179	16,912	83,478	14,723	2,654	44,994	16,885	97,249	83,871
Trust for Insured Municipals	10/31	0	10,621	38,677	9,281	2,141	22,789	10,475	45,525	39,589
Trust for Investment Grade Municipals	10/31	37,923	54,412	238,276	47,337	8,156	114,784	54,169	275,170	239,399
Trust for Investment Grade New Jersey Municipals	10/31	0	9,413	54,807	8,220	1,847	44,341	9,277	64,852	54,911
Trust for Investment Grade New York Municipals	10/31	26,357	21,444	126,529	18,637	2,977	67,088	21,553	146,979	126,287
Senior Income Trust	7/31	0	11,034	135,410	10,444	5,512	10,083	11,881	159,836	163,518
Dynamic Credit Opportunities Fund	7/31	0	2,571	2,668	2,640	1,296		2,679	2,735	2,668
Bond Fund	6/30	0	12,998	26,606	11,970	2,157	2,800	14,439	32,331	33,024

F-1

ANNEX G

TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS

     The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee listed below as of April 23, 2009, and the percentage of such Trustee’s Common Shares to the total Common Shares outstanding for such Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding.

	Independent Trustees						Interested Trustee
	Arch	Dammeyer	Heagy	Kennedy	Sonnenschein	Woolsey	Whalen

Advantage Municipal Income Trust II(1)	500	688,850			708		1,122
California Value Municipal Income Trust		142,944
Municipal Opportunity Trust	595		198	198	644		1,931
Municipal Trust	1,126	232,275	162	162	486		1,539
Select Sector Municipal Trust	1,011		100	100	350		553
Senior Income Trust		24,066			500		566
Trust for Insured Municipals(2)	300	171,500		50			1,004
Trust for Investment Grade Municipals	637		58	58	175	685	1,563
Bond Fund				50			558
Dynamic Credit Opportunities Fund							560

(1)	The Trustees as a group own 1.56% of the total Common Shares outstanding of Advantage Municipal Income Trust II.

(2)	The Trustees as a group own 1.79% of the total Common Shares outstanding of Trust for Insured Municipals.

G-1

ANNEX H

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

     The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee listed below as of April 23, 2009.

	Independent Trustees									Interested Trustee
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Whalen
Advantage Municipal Income Trust II	$1-$10,000		over $100,000					$1-$10,000		$10,001-$50,000
California Value Municipal Trust			over $100,000
Municipal Opportunity Trust	$1-$10,000			$1-$10,000	$1-$10,000			$1-$10,000		$10,001-$50,000
Municipal Trust	$10,001-$50,000		over $100,000	$1-$10,000	$1-$10,000			$1-$10,000		$10,001-$50,000
Select Sector Municipal Trust	$1-$10,000			$1-$10,000	$1-$10,000			$1-$10,000		$1-$10,000
Senior Income Trust			$50,001-$100,000					$1-$10,000		$1-$10,000
Trust for Insured Municipals	$1-$10,000		over $100,000		$1-$10,000					$10,001-$50,000
Trust for Investment Grade Municipals	$1-$10,000			$1-$10,000	$1-$10,000			$1-$10,000	$1-$10,000	$10,001-$50,000
Bond Fund					$1-$10,000					$1-$10,000
Dynamic Credit Opportunities Fund										$1-$10,000
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex	$50,001-$100,000	$10,001-$50,000	over $100,000	$50,001-$100,000	over $100,000	$1-$10,000	$1-$10,000	$10,001-$50,000	$10,001-$50,000	over $100,000

H-1

ANNEX I

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

     The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee, combining equity beneficial ownership with such Trustees’ deferred compensation amounts, as of April 23, 2009.

	Independent Trustees									Interested Trustee
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Whalen

Advantage Municipal Income Trust II	$1-$10,000		over $100,000					$1-$10,000		$10,001-$50,000
California Value Municipal Income Trust			over $100,000
Municipal Opportunity Trust	$1-$10,000			$1-$10,000	$1-$10,000			$1-$10,000		$10,001-$50,000
Municipal Trust	$10,001-$50,000		over $100,000	$1-$10,000	$1-$10,000			$1-$10,000		$10,001-$50,000
Select Sector Municipal Trust	$1-$10,000		$10,001-$50,000	$1-$10,000	$1-$10,000			$1-$10,000		$1-$10,000
Senior Income Trust				over $100,000		over $100,000		over $100,000		over $100,000
Trust for Insured Municipals	$1-$10,000		over $100,000		$1-$10,000					$10,001-$50,000
Trust for Investment Grade Municipals	$1-$10,000			$1-$10,000	$1-$10,000			$1-$10,000	$1-$10,000	$10,001-$50,000
Bond Fund					$1-$10,000			over $100,000		$1-$10,000
Dynamic Credit Opportunities Fund										$1-$10,000
Aggregate Dollar Range of Equity Securities and Deferred Compensation in all Registered Investment Companies Overseen by Trustee in the Fund Complex	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	$10,001-$50,000	over $100,000

I-1

ANNEX J

Fiscal Year End 2007 Audit and Other Fees

			Non-Audit Fees
Name of Fund	Fiscal Year-End	Audit Fees	Audit-Related(3)		Tax(6)	All Other	Total Non-Audit	Total

Advantage Municipal Income Trust II	10/31	$28,275	$400		$1,600	$0	$2,000	$30,275
California Value Municipal Income Trust	10/31	28,275	400		1,600	0	2,000	30,275
Massachusetts Value Municipal Income Trust	10/31	28,275	400		1,600	0	2,000	30,275
Municipal Opportunity Trust	10/31	34,475	400		1,600	0	2,000	36,475
Municipal Trust	10/31	34,475	400		1,600	0	2,000	36,475
Ohio Quality Municipal Trust	10/31	28,275	400		1,600	0	2,000	30,275
Pennsylvania Value Municipal Income Trust	10/31	28,275	400		1,600	0	2,000	30,275
Select Sector Municipal Trust	10/31	28,275	400		1,600	0	2,000	30,275
Trust for Insured Municipals	10/31	34,475	400		1,600	0	2,000	36,475
Trust for Investment Grade Municipals	10/31	34,475	400		1,600	0	2,000	36,475
Trust for Investment Grade New Jersey Municipals	10/31	28,275	400		1,600	0	2,000	30,275
Trust for Investment Grade New York Municipals	10/31	28,275	400		1,600	0	2,000	30,275
Senior Income Trust	7/31	78,175	17,000	(5)	2,575	0	19,575	97,750
Bond Fund	6/30	32,875	0		1,600	0	1,600	34,475
Dynamic Credit Opportunities Fund(1)	7/31	76,675	0		2,575	0	2,575	79,250
Covered Entities(2)		N/A	$244,200		$0	$0	$244,200	$244,200
N/A - Not applicable.

(1)	Dynamic Credit Opportunities Fund commenced investment operations on June 26, 2007.
(2)	Covered Entities include the Adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds.
(3)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with SAS 70 reports of Covered Entities.
(4)	Audit-Related Fees represent agreed upon procedures provided that are reasonably related to the performance of the audit of the financial statements of the fund.
(5)	Audit-Related Fees represent agreed upon procedures, and letters provided to underwriters related to the offering and issuance of preferred shares by the fund.
(6)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Funds’ tax returns.

J-1

Fiscal Year End 2008 Audit and Other Fees

			Non-Audit Fees
Name of Fund	Fiscal Year-End	Audit Fees	Audit-Related(2)		Tax(5)	All Other	Total Non-Audit	Total

Advantage Municipal Income Trust II	10/31	$37,945	$415		$2,750	$0	$3,165	$41,110
California Value Municipal Income Trust	10/31	31,435	415		2,750	0	3,165	34,600
Massachusetts Value Municipal Income Trust	10/31	31,435	415		2,750	0	3,165	34,600
Municipal Opportunity Trust	10/31	37,945	415		2,750	0	3,165	41,110
Municipal Trust	10/31	37,945	415		2,750	0	3,165	41,110
Ohio Quality Municipal Trust	10/31	31,435	415		2,750	0	3,165	34,600
Pennsylvania Value Municipal Income Trust	10/31	31,435	415		2,750	0	3,165	34,600
Select Sector Municipal Trust	10/31	31,435	415		2,750	0	3,165	34,600
Trust for Insured Municipals	10/31	37,945	415		2,750	0	3,165	41,110
Trust for Investment Grade Municipals	10/31	37,945	415		2,750	0	3,165	41,110
Trust for Investment Grade New Jersey Municipals	10/31	31,435	415		2,750	0	3,165	34,600
Trust for Investment Grade New York Municipals	10/31	31,435	415		2,750	0	3,165	34,600
Senior Income Trust	7/31	82,830	17,850	(4)	3,250	0	21,100	103,930
Bond Fund	6/30	35,015	0		1,650	0	1,650	36,665
Dynamic Credit Opportunities Fund	7/31	81,255	0		3,000	0	3,000	84,255
Covered Entities(1)		N/A	215,000		0	0	215,000	215,000
N/A - Not applicable.

(1)	Covered Entities include the Adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 report.
(3)	Audit-Related Fees represent agreed upon procedures provided that are reasonably related to the performance of the audit of the financial statements of the fund.
(4)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Funds’ tax returns.

J-2

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC.
VKCL 09

☒	PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE
FORM OF PROXY
VAN KAMPEN XXXXX TRUST
JOINT ANNUAL MEETING OF SHAREHOLDERS

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of VAN KAMPEN XXXXX TRUST, a XXXXX business trust (the “Fund”), hereby appoints XXXXX, XXXXX and XXXXX and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 17, 2009 at 10:00 a.m., and any and all adjournments thereof (the “Meeting”), and thereat to vote all XXXXX Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

1.	Authority to vote for the election as Trustees, the nominees named below: Class X Trustees: (01) XXXXX, (02) XXXXX (03) XXXXX and (04) XXXXX	FOR ALL ☐	WITHHOLD ☐	FOR ALL EXCEPT ☐

To withhold authority to vote for any individual nominee, check “For All Except” and write the nominee’s name on the line below.

2.	To transact such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to be held on June 17, 2009. The following material is available at https://www.proxy-direct.com/vkl20185:

Proxy Statement

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this Proxy will be voted “FOR” the proposal described herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Joint Proxy Statement for the Meeting to be held on June 17, 2009.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?		Date
Shareholder signature

Date
Co-owner signature (if applicable)

Mark box at right if an address change has been noted on the reverse side of this card. ☐

Please sign this Proxy exactly as your name or names appear on the books of the Fund. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If common shares are held jointly, each holder must sign.